SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):     June 26, 1999


                   BAUSCH & LOMB INCORPORATED

     (Exact name of registrant as specified in its charter)


         New York                    1-4105           16-0345235
(State or other jurisdiction of    (Commission      (IRS Employer
incorporation or organization)     File Number    Identification No.)


One Bausch & Lomb Place, Rochester NY                     14604-2701
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (716) 338-6000



                          Inapplicable
     (Former name or address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Disposal of Sunglass Business


On June 26, 1999, Bausch & Lomb Incorporated ("the company") completed the sale of its sunglass business to Luxottica Group S.p.A. ("Luxottica") for approximately $640 million in cash pursuant to a Purchase Agreement dated April 28, 1999 (the "Agreement"). A copy of the Agreement is attached hereto in
Exhibit 2. The transaction includes all of the company's sunglass lines including the Ray-Ban, Revo, Arnette and Killer Loop brands.

Formal completion of the sale will be deferred in a few countries due to country-specific legal requirements.

Under the terms of the Agreement, the company will provide certain administrative support and warehousing/distribution services to Luxottica for a transition period of at least one year.

The sunglass business accounted for over 95% of the company's eyewear segment, and its disposition constitutes a disposal of a business segment as defined by Accounting Principles Board Opinion No. 30. Accordingly, previously issued financial results will be restated in future filings to exclude historical results of the eyewear segment from continuing operations. Historically the eyewear segment included results for the previously divested thin film technology and sports optics businesses, and the vision accessories business which will be reported prospectively as part of the company's vision care segment.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 27, 1999
     Unaudited Pro Forma Condensed Consolidated Statements of
     Earnings for the following periods:
         Quarter ended March 27, 1999
         Quarter ended March 28, 1998
         Year ended December 26, 1998
         Year ended December 27, 1997
         Year ended December 28, 1996

(c)  See Exhibit Index for a listing of exhibits.


                 PRO FORMA FINANCIAL INFORMATION
                           (UNAUDITED)

The following unaudited pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of earnings have been prepared to illustrate the effect of the divestiture of the sunglass business of Bausch & Lomb Incorporated to Luxottica Group S.p.A. and the classification of historical eyewear segment results (substantially all of which was comprised of the sunglass business) as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

The pro forma condensed consolidated balance sheet assumes that the divestiture was consummated on March 27, 1999. The pro forma condensed consolidated statements of earnings assume that the divestiture was consummated as of December 31, 1995. The pro forma adjustments, and the assumptions on which they are based, are described in the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements.

These pro forma financial statements are based upon and should be read in conjunction with the historical consolidated financial statements and the related notes of the company, which were previously reported on the company's 1996, 1997 and 1998 annual reports to shareholders on Forms 10-K and the company's quarterly report on Form 10-Q for the quarter ended March 27, 1999, and which are incorporated herein by reference.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred if the divestiture had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position.


                       BAUSCH & LOMB INCORPORATED
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              MARCH 27, 1999
                       DOLLAR AMOUNTS IN MILLIONS
                               (UNAUDITED)

                                             Pro Forma
                               As Filed      Adjustments      Pro Forma
ASSETS
Current Assets

Cash and cash equivalents     $  185.8      $ 518.0    (a)    $ 546.3
                                            (157.5)    (b)
Other investments, short term    275.0                          275.0
Trade receivables, net           532.1      (107.4)    (a)      424.7
Inventories, net                 454.0      (164.2)    (a)      289.8
Deferred taxes, net               66.1                           66.1
Other current assets             156.2       (18.7)    (a)      137.5
                               1,669.2        70.2            1,739.4

Property, plant and equipment    722.8       (73.5)    (a)      649.3
Goodwill and other
intangibles, net                 753.8       (99.5)    (a)      654.3
Other investments                116.8                          116.8
Other assets                     175.1        (1.3)    (a)      173.8

Total Assets                  $3,437.7      $(104.1)         $3,333.6


LIABILITIES AND SHAREHOLDERS'
EQUITY
Current Liabilities

Notes payable                 $  110.6                        $ 110.6
Current portion of long-term
debt                              28.1                           28.1
Accounts payable                 100.2      $ (10.5)   (a)       89.7
Accrued compensation              95.2         (9.5)   (a)       85.7
Accrued liabilities              364.2        (46.3)   (a)      317.9
Income taxes payable              54.3                           54.3
                                 752.6        (66.3)            686.3

Long-term debt, less current
portion                        1,281.1       (157.5)   (b)    1,123.6
Other long-term liabilities      105.0         (1.3)   (a)      103.7
Minority interest                448.2                          448.2

Total Liabilities              2,586.9       (225.1)          2,361.8

Shareholders' Equity             850.8        121.0    (a)      971.8
Total Liabilities &
Shareholders' Equity          $3,437.7      $(104.1)         $3,333.6

See accompanying Notes to Condensed Consolidated Pro Forma
Financial Statements.


                        BAUSCH & LOMB INCORPORATED
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                  FOR THE QUARTER ENDED MARCH 27, 1999
                        DOLLAR AMOUNTS IN MILLIONS
                               (UNAUDITED)

                                             Pro Forma
                                As Filed    Adjustments       Pro Forma

Net customer sales             $ 574.8        $(107.3)   (c)   $ 467.5

Costs and expenses:

Cost of products sold            267.3          (57.2)   (c)     210.1
Selling, administrative and
general                          228.8          (42.9)   (c)     185.9
Research and development          24.0           (2.7)   (c)      21.3
                                 520.1         (102.8)           417.3

Operating earnings                54.7           (4.5)            50.2

Other expense (Income):

Interest and investment
income                           (10.1)                          (10.1)
Interest expense                  24.4           (2.0)   (d)      22.4
Foreign currency                  (2.9)                           (2.9)

Earnings before minority
interest
 & tax                            43.3           (2.5)            40.8

Income tax expense                15.6           (1.6)   (c)      14.7
                                                  0.7    (d)

Minority interest                  5.3           (0.5)   (c)       4.8

Earnings from continuing
operations                     $  22.4        $  (1.1)        $   21.3

Earnings per share from
continuing operations:
 Basic                         $   0.39                       $    0.38
 Diluted                       $   0.39                       $    0.37

 Average shares outstanding:
 Basic                           56,724
 Diluted                         58,062

See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements.


                          BAUSCH & LOMB INCORPORATED
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE QUARTER ENDED MARCH 28, 1998
                           DOLLAR AMOUNTS IN MILLIONS
                                 (UNAUDITED)

                                             Pro Forma
                                As Filed    Adjustments        Pro Forma

Net customer sales            $ 553.1        $(109.5)    (c)  $ 443.6

Costs and expenses:

Cost of products sold           276.1          (62.7)    (c)    213.4
Selling, administrative
 and general                    228.7          (46.9)    (c)    181.8
Research and development         20.6           (3.2)    (c)     17.4
Purchased in-process research
 & development                   41.0                            41.0
Restructuring charges             3.7           (1.9)    (c)      1.8
                                570.1         (114.7)           455.4

Operating earnings              (17.0)           5.2            (11.8)

Other expense (Income):

Interest and investment
 income                         (10.1)                          (10.1)
Interest expense                 25.4          (2.0)     (d)     23.4
Foreign currency                 (1.7)                           (1.7)

Earnings before minority
interest
 & tax                          (30.6)          7.2             (23.4)

Income tax expense              (12.6)          2.0      (c)     (9.9)
                                                0.7      (d)
Minority interest                 5.2          (0.6)     (c)      4.6

Earnings from continuing
 operations                  $  (23.2)       $  5.1           $ (18.1)

Earnings per share from
continuing operations:
 Basic                       $   (0.42)                       $  (0.33)
 Diluted                     $   (0.42)                       $  (0.33)

 Average shares outstanding:
 Basic                          55,333
 Diluted                        55,333

See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements.


                         BAUSCH & LOMB INCORPORATED
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                    FOR THE YEAR ENDED DECEMBER 26, 1998
                         DOLLAR AMOUNTS IN MILLIONS
                                 (UNAUDITED)

                                             Pro Forma
                                As Filed    Adjustments       Pro Forma

Net customer sales              $2,362.8      $(445.6)   (c)  $1,917.2

Costs and expenses:

Cost of products sold            1,093.1       (244.7)   (c)     848.4
Selling, administrative
and general                        917.0       (185.1)   (c)     731.9
Research and development            91.7        (11.4)   (c)      80.3
Goodwill impairment charge          85.0                          85.0
Purchased in-process research
 & development                      41.0                          41.0
Restructuring charges               11.3         (5.9)   (c)       5.4
                                 2,239.1       (447.1)         1,792.0

Operating earnings                 123.7          1.5            125.2

Other expense (Income):

Interest and investment
 income                            (45.1)                       (45.1)
Interest expense                   100.8         (7.9)   (d)     92.9
Foreign currency                    (6.4)                        (6.4)
Gain on divestiture                (56.0)                       (56.0)

Earnings before minority
interest & tax                     130.4          9.4           139.8

Income tax expense                  79.4          0.7    (c)     83.0
                                                  2.9    (d)

Minority interest                   25.8         (2.5)   (c)     23.3

Earnings from continuing
operations                       $  25.2       $  8.3          $ 33.5

Earnings per share from
continuing operations:
 Basic                           $   0.45                      $  0.60
 Diluted                         $   0.45                      $  0.59

 Average shares outstanding:
 Basic                             55,824
 Diluted                           56,367


See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements.


                          BAUSCH & LOMB INCORPORATED
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE YEAR ENDED DECEMBER 27, 1997
                          DOLLAR AMOUNTS IN MILLIONS
                                 (UNAUDITED)

                                               Pro Forma
                               As Filed       Adjustments        Pro Forma

Net customer sales             $ 1,915.7        $(482.9)   (c)    $1,432.8

Costs and expenses:

Cost of products sold              884.7         (300.3)   (c)       584.4
Selling, administrative and
general                            743.8         (196.9)   (c)       546.9
Research and development            67.5          (13.7)   (c)        53.8
Restructuring charges               71.7          (26.7)   (c)        45.0
                                 1,767.7         (537.6)           1,230.1

Operating earnings                 148.0           54.7              202.7

Other expense (Income):

Interest and investment
income                             (40.4)                            (40.4)
Interest expense                    56.0           (7.9)   (d)        48.1
Foreign currency                    (6.6)                             (6.6)
Litigation provision                21.0                              21.0

Earnings before minority
interest & tax                     118.0           62.6              180.6

Income tax expense                  45.6           19.7    (c)        68.3
                                                    3.0    (d)

Minority interest                   23.0           (1.1)   (c)        21.9

Earnings from continuing
operations                       $  49.4        $  41.0             $ 90.4

Earnings per share from
continuing operations:
 Basic                           $   0.89                           $  1.63
 Diluted                         $   0.89                           $  1.63

 Average shares outstanding:
 Basic                             55,383
 Diluted                           55,654


See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements

                        BAUSCH & LOMB INCORPORATED
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                    FOR THE YEAR ENDED DECEMBER 28, 1996
                        DOLLAR AMOUNTS IN MILLIONS
                               (UNAUDITED)

                                             Pro Forma
                                As Filed    Adjustments         Pro Forma

Net customer sales            $1,926.8       $(516.6)    (c)     $1,410.2

Costs and expenses:

Cost of products sold            872.3        (299.7)    (c)        572.6
Selling, administrative and
general                          773.1        (201.7)    (c)        571.4
Research and development          75.5         (17.5)    (c)         58.0
Restructuring charges             15.1          (1.6)    (c)         13.5
                               1,736.0        (520.5)             1,215.5

Operating earnings               190.8           3.9                194.7

Other expense (Income):

Interest and investment
income                           (42.8)                             (42.8)
Interest expense                  51.7          (7.9)    (d)         43.8
Foreign currency                  (1.6)                              (1.6)
Gain on divestiture               (1.5)                              (1.5)
Litigation provision              16.1                               16.1

Earnings before minority
interest & tax                   168.9          11.8                180.7

Income tax expense                63.7           1.4      (c)        68.1
                                                 3.0      (d)

Minority interest                 22.1          (0.1)     (c)        22.0

Earnings from continuing
operations                     $  83.1          $7.5               $ 90.6

Earnings per share from
continuing operations:
 Basic                         $   1.48                            $  1.61
 Diluted                       $   1.47                            $  1.60

 Average shares outstanding:
 Basic                           56,299
 Diluted                         56,510


See accompanying Notes to Pro Forma Condensed Consolidated
Financial Statements


                   BAUSCH & LOMB INCORPORATED
 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
        DOLLAR AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA
                           (UNAUDITED)


Pro Forma Condensed Consolidated Balance Sheet Adjustments:

The pro forma condensed consolidated balance sheet assumes that the divestiture of the eyewear segment occurred as of March 27, 1999. Assumptions and adjustments to reflect the eyewear segment disposal in the condensed consolidated balance sheet include:

(a) To reflect the estimated net cash proceeds and gain on the sale of sunglass product lines to Luxottica Group S.p.A.:

Sales price                                                       $636.0
Estimated cash taxes, assuming an effective income tax rate of
40%                                                                (80.0)
Estimated costs resulting directly from the divestiture
including transaction fees, legal and accounting fees,
termination benefits, and pension curtailment charge               (38.0)
Estimated net cash proceeds                                       $518.0
Net operating assets of sunglass business as of March 27, 1999    (397.0)
Estimated after-tax gain                                          $121.0

For purposes of these statements, certain employee termination benefits have been included in the estimated costs resulting directly from the sunglass product lines sale. These include costs that may arise in connection with the vesting of certain stock options and grants as well as severance provisions.

The letter agreement between the two parties dated June 25, 1999 provides for a payment of up to an additional $4.0 in purchase price within ninety days of the deal closing, subject to certain conditions. As this additional consideration is of a contingent nature, it has not been reflected in the pro forma condensed consolidated financial statements or adjustments.

(b) To reflect the use of the after-tax proceeds from the sale of the sunglass product lines. Cash received was used first to retire a portion of domestic commercial paper borrowings (which were classified as long-term debt for financial reporting purposes at March 27, 1999) and the remainder was invested in cash equivalents. The pro forma adjustment assumes that $157.5 of the $357.5 of outstanding domestic commercial paper at March 27, 1999 was retired. This is consistent with the actual application of cash at the disposal date. In accordance with SEC rules for preparing pro forma financial statements, no adjustment has been made to assume additional interest income would be generated from the portion of the proceeds not used to retire debt.


Pro Forma Condensed Consolidated Statement of Earnings
Adjustments:

The pro forma condensed consolidated statements of earnings assume that the divestiture of the eyewear segment occurred as of December 31, 1995, which was the first day of fiscal 1996. The statements do not include any impact of the gain on disposal or costs related to the divestiture. The elimination of eyewear segment results of operations in adjustment (c) includes all costs reported historically by the divested businesses. Assumptions and adjustments to reflect the eyewear segment disposal in the pro forma condensed consolidated statements of income include:

(c) To eliminate results of operations of eyewear segment from historical financial statement amounts. For 1999 and 1998 amounts relate entirely to the sunglass product line. For periods prior to 1998 amounts also include results of the previously divested thin film technology business. In future public filings, historical results will be restated from those previously filed to reflect results of the eyewear segment as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

(d) To reflect estimated impact on interest expense from use of after-tax proceeds on sale to reduce outstanding debt by $157.5 million. For purposes of these statements, interest savings have been reflected using an average rate of 5% per annum. A one-eighth of one percentage point change in the interest rate used for pro forma purposes would have the following impact on pro forma income from continuing operations:

                                                         Per
                                                Amount   Share
            Quarter ended March 27,1999         $   -     $  -
            Quarter ended March 28,1998             -        -
            Year ended December 26,1998           0.1        -
            Year ended December 27,1997           0.1        -
            Year ended December 26,1996           0.1        -





                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAUSCH & LOMB INCORPORATED






/s/ Stephen C. McCluski
Stephen C. McCluski
Senior Vice President and Chief Financial Officer

July 12, 1999



                          EXHIBIT INDEX


Exhibit No.    Description

2(a) Purchase Agreement between Bausch & Lomb Incorporated and Luxottica Group S.p.A. dated April 28, 1999. Omitted schedules and exhibits to the Purchase Agreement as identified within the schedules and exhibit index of the agreement will be furnished supplementally to the Commission upon request.

2(b) Letter Agreement between Bausch & Lomb Incorporated and Luxottica Group S.p.A. dated June 25, 1999